UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 6, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-7)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-7. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-7 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-7 REMIC Pass-Through Certificates.

     On October 27, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $518,762,435.27. The mortgage loans that have original maturities of at least 23 but not more than 30 years and are not relocation loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $392,354,865.55. The mortgage loans that have original maturities of at least 12 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $67,440,114.31. The mortgage loans that have original maturities of 30 years and are relocation loans, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2005) as of October 1, 2005 of $58,967,455.41. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2005 were 713, 122 and 107, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of October 1, 2005 were 5.881%, 5.457% and 5.475%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2005 were 358.06 months, 178.14 months and 358.07 months, respectively. All mortgage loans have original maturities of at least 12 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to October 1, 2003, June 1, 2004 and September 1, 2004, respectively, or after October 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2005 were 359.42 months, 179.75 months and 360.00 months, respectively.

     None of the pool I mortgage loans or pool III mortgage loans have a scheduled maturity later than October 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than October 1, 2020. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $71,920.00, $38,850.00 and $279,400.00, respectively, nor more than $1,656,400.00, $1,500,000.00 and $1,000,000.00, respectively. Pool
I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $2,332,767.03, $0 and $1,841,728.59, respectively, as of October 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2005 were 66.51%, 58.58% and 72.99%, respectively. No more than $4,589,079.51, $2,007,701.25 and $2,550,522.02, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. 93%(2), 93% and 100%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     34.48%, 21.14% and 30.70%, respectively, of the pool I mortgage loans, the pool II mortgage loans and pool III mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. 41.65%, 44.63% and 0%, respectively, of the pool I mortgage loans, the pool
II mortgage loans and the pool III mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. 4.46%, 6.90% and 0%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. 17.67%, 21.89% and 69.30%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. 1.74%, 5.43% and 0%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 7 and 1, respectively;

     2. such pool I mortgage loans and pool II mortgage loans had aggregate scheduled principals balance of $4,119,451.15 and $266,374.75, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 76.88% and 79.95%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 92.38% and 100.0%, respectively.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $35,825,081.18 and $356,529,784.37, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.541% and 5.915%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 357.31 months and 358.14 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $2,908,653.56 and $64,531,460.75, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.036% and 5.476%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 178.70 months and 178.11 months, respectively.

     Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 5.000%. Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III discount loans and the pool III premium loans were $2,101,745.62 and $56,865,709.79, respectively. The weighted average interest rates of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 5.067% and 5.490%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 358.74 months and 358.05 months, respectively.

      The following tables set forth information regarding the mortgage loans as of October 1, 2005.



YEARS OF ORIGINATION OF MORTGAGE LOANS

                                      Pool I                            Pool II                              Pool III
                                      ------                            -------                              --------

                            Number of    Aggregate Principal      Number of  Aggregate Principal    Number of   Aggregate Principal
Year Originated             Loans        Balances Outstanding     Loans      Balances Outstanding   Loans       Balances Outstanding

2003                          1              $475,651               0                   $0             0                $0
2004                          7            $3,635,933               3           $1,646,500             1          $491,686
2005                        705          $388,243,282             119          $65,793,614           106       $58,475,769

Total                       713          $392,354,866             122          $67,440,114           107       $58,967,455



TYPES OF DWELLINGS SUBJECT TO MORTGAGE

                                      Pool I                            Pool II                              Pool III
                                      ------                            -------                              --------
Type of                     Number of    Aggregate Principal      Number of  Aggregate Principal    Number of   Aggregate Principal
Dwelling Unit               Loans        Balances Outstanding     Loans      Balances Outstanding   Loans       Balances Outstanding

Detached houses             595          $328,534,303             109          $61,912,741            91       $51,083,108
Multi-family Dwellings*      23           $14,439,064               0                   $0             0                $0
Townhouses                    9            $3,892,646               0                   $0             6        $2,760,511
Condominium Units
(one to four stories)        34           $17,895,437               7           $3,433,767             6        $3,070,564
Condominium Units
(over four stories)          13            $7,296,510               2             $812,081             4        $2,053,272
Cooperative Units            39           $20,296,906               4           $1,281,525             0                $0

Total                       713          $392,354,866             122          $67,440,114           107       $58,967,455

-------
*Multi-family dwellings are 2-family


NUMBER OF UNITS IN DWELLINGS

                                      Pool I                            Pool II                              Pool III
                                      ------                            -------                              --------
Type of                     Number of    Aggregate Principal      Number of  Aggregate Principal    Number of   Aggregate Principal
Dwelling Unit               Loans        Balances Outstanding     Loans      Balances Outstanding   Loans       Balances Outstanding

1-family                    690          $377,915,802             122          $67,440,114           107       $58,967,455
2-family                     23           $14,439,064               0                   $0             0                $0

Total                       713          $392,354,866             122          $67,440,114           107       $58,967,455



SIZE OF MORTGAGE LOANS

                                      Pool I                            Pool II                              Pool III
                                      ------                            -------                              --------
Outstanding Principal         Number of  Aggregate Principal      Number of  Aggregate Principal    Number of  Aggregate Principal
Balance by Loan Size          Loans      Balances Outstanding     Loans      Balances Outstanding   Loans      Balances Outstanding

$149,999.99 and under            4          $437,834                3             $143,336             0                $0
$150,000 through $199,999.99     3          $550,920                1             $199,601             0                $0
$200,000 through $249,999.99     1          $206,984                0                   $0             0                $0
$250,000 through $299,999.99     3          $899,103                2             $555,356             1          $278,369
$300,000 through $349,999.99     2          $622,409                2             $657,630             0                $0
$350,000 through $399,999.99    94       $36,165,993               15           $5,801,057            12        $4,625,409
$400,000 through $449,999.99   148       $62,878,954               15           $6,434,217            14        $5,937,872
$450,000 through $499,999.99   138       $66,177,073               30          $14,320,660            24       $11,454,723
$500,000 through $549,999.99    58       $30,219,272               11           $5,868,822            18        $9,450,098
$550,000 through $599,999.99    59       $34,182,443                8           $4,622,838             9        $5,098,541
$600,000 through $649,999.99    53       $33,553,293                8           $5,009,176             7        $4,326,578
$650,000 through $699,999.99    43       $29,157,789                8           $5,495,021             7        $4,748,504
$700,000 through $749,999.99    23       $16,589,018                1             $732,418             3        $2,179,691
$750,000 through $799,999.99    13       $10,111,637                3           $2,361,320             3        $2,370,012
$800,000 through $849,999.99    12        $9,977,816                1             $820,129             1          $826,096
$850,000 through $899,999.99    10        $8,834,824                4           $3,493,307             1          $873,168
$900,000 through $949,999.99    11       $10,195,514                1             $932,642             2        $1,862,806
$950,000 through $999,999.99    25       $24,700,458                6           $5,932,297             5        $4,935,588
$1,000,000 and over             13       $16,893,532                3           $4,060,287             0                $0

Total                          713      $392,354,866              122          $67,440,114           107       $58,967,455



DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

                                      Pool I                            Pool II                              Pool III
                                      ------                            -------                              --------
Mortgage Loan               Number of    Aggregate Principal      Number of  Aggregate Principal    Number of   Aggregate Principal
Note Rate                   Loans        Balances Outstanding     Loans      Balances Outstanding   Loans       Balances Outstanding

4.875% to 5.000%              1             $998,798                3           $1,576,914             2          $630,176
5.001% to 5.500%             24          $13,856,230               87          $49,038,366            77       $42,904,993
5.501% to 6.000%            591         $330,176,855               32          $16,824,834            28       $15,432,286
6.001% to 6.500%             86          $41,565,140                0                   $0             0                $0
6.501% to 7.000%              7           $3,775,274                0                   $0             0                $0
7.001% to 7.125%              4           $1,982,569                0                   $0             0                $0

Total                       713      $392,354,866                 122          $67,440,114           107       $58,967,455



DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                      Pool I                            Pool II                              Pool III
                                      ------                            -------                              --------
                            Number of    Aggregate Principal      Number of  Aggregate Principal    Number of  Aggregate Principal
Loan-To-Value Ratio         Loans        Balances Outstanding     Loans      Balances Outstanding   Loans      Balances Outstanding

65.000% and below           269         $155,113,069               73          $40,580,348            22       $11,739,549
65.001% - 75.000%           163          $87,968,442               26          $15,618,393            18       $10,446,169
75.001% - 80.000%           275         $146,940,588               23          $11,241,373            63       $34,940,008
80.001% - 85.000%             1             $409,142                0                   $0             2        $1,044,800
85.001% - 90.000%             2             $765,383                0                   $0             0                $0
90.001% - 95.000%             3           $1,158,242                0                   $0             2          $796,929

Total                       713         $392,354,866              122          $67,440,114           107       $58,967,455



GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                                         Pool I                            Pool II                              Pool III
                                         ------                            -------                              --------
                                   Number of  Aggregate Principal   Number of  Aggregate Principal   Number of  Aggregate Principal
State                              Loans      Balances Outstanding  Loans      Balances Outstanding  Loans      Balances Outstanding

Arizona                                12        $6,903,221            5           $2,411,176             4        $2,060,473
Arkansas                                1          $419,561            0                   $0             0                $0
California                            254      $137,758,963           25          $14,092,811            15        $8,892,021
Colorado                               11        $6,048,385            4           $3,237,803             3        $1,841,967
Connecticut                            14        $9,998,639            5           $3,286,205             9        $5,728,588
Delaware                                4        $2,228,350            0                   $0             0                $0
District of Columbia                    4        $2,175,806            1             $390,623             1          $367,616
Florida                                15        $7,967,251            6           $2,672,835             1          $484,257
Georgia                                19        $9,457,067            3           $1,440,847             5        $2,849,254
Hawaii                                  4        $2,967,555            0                   $0             0                $0
Illinois                               13        $6,910,030            8           $4,487,692             3        $1,785,810
Indiana                                 4        $2,421,724            1             $437,608             1          $696,841
Iowa                                    3        $1,449,224            0                   $0             0                $0
Kansas                                  1          $932,444            1             $855,736             0                $0
Kentucky                                1        $1,161,336            0                   $0             1          $365,759
Maine                                   1          $415,496            0                   $0             0                $0
Maryland                               20       $10,752,038            3           $1,697,705             3        $2,221,775
Massachusetts                          30       $17,213,269            4           $2,134,830             7        $3,545,319
Michigan                                7        $3,561,200            0                   $0             4        $1,732,308
Minnesota                              12        $5,739,117            2             $856,312             0                $0
Missouri                                3        $1,574,254            6           $3,733,454             1          $555,377
Montana                                 0                $0            1             $697,489             0                $0
Nevada                                  4        $2,043,516            2           $1,079,757             0                $0
New Hampshire                           6        $2,860,029            1             $732,418             1          $585,269
New Jersey                             30       $16,618,206            5           $2,843,079            13        $6,470,015
New Mexico                              4        $1,781,546            1             $448,681             0                $0
New York                              146       $81,598,257           17           $7,713,892            10        $5,223,832
North Carolina                          6        $3,137,671            4           $2,307,579             0                $0
Ohio                                    3        $1,556,251            0                   $0             4        $2,423,973
Oklahoma                                1          $599,388            0                   $0             0                $0
Oregon                                  2        $1,014,062            0                   $0             0                $0
Pennsylvania                            8        $3,815,723            2             $711,737             4        $2,021,989
Rhode Island                            1          $523,478            0                   $0             0                $0
South Carolina                          5        $1,893,215            2           $1,059,806             0                $0
Tennessee                               1          $442,787            0                   $0             0                $0
Texas                                  14        $8,834,176            8           $5,845,510             6        $3,272,500
Utah                                    3        $1,587,400            1             $446,695             1          $498,877
Vermont                                 1          $475,651            0                   $0             0                $0
Virginia                               28       $15,053,544            2             $861,029             9        $4,894,139
Washington                             14        $8,444,220            1             $498,206             0                $0
West Virginia                           1          $459,060            0                   $0             0                $0
Wisconsin                               2        $1,561,756            0                   $0             1          $449,496
Wyoming                                 0                $0            1             $458,599             0                $0

Total                                 713      $392,354,866          122          $67,440,114           107       $58,967,455



                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620     0.25%      0.00%      0.36%      0.00%      0.00%      0.00%        0.60%
620-649           0.89%      0.60%      0.35%      0.00%      0.00%      0.20%        2.04%
650-699           4.27%      4.24%      5.75%      0.00%      0.00%      0.00%       14.25%
700-749          13.97%      6.53%     13.73%      0.00%      0.10%      0.00%       34.33%
750-799          19.26%     10.28%     14.86%      0.10%      0.10%      0.10%       44.72%
800 and above     0.89%      0.77%      2.40%      0.00%      0.00%      0.00%        4.06%
Total            39.53%     22.42%     37.45%      0.10%      0.20%      0.30%      100.00%
                 ======     ======     ======      =====      =====      =====      =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620     1.33%      0.00%      0.58%      0.00%      0.00%      0.00%        1.91%
620-649           1.47%      0.00%      0.00%      0.00%      0.00%      0.00%        1.47%
650-699           9.58%      8.35%      2.37%      0.00%      0.00%      0.00%       20.29%
700-749          13.70%      6.43%      5.43%      0.00%      0.00%      0.00%       25.56%
750-799          30.57%      6.34%      7.90%      0.00%      0.00%      0.00%       44.81%
800 and above     3.52%      2.04%      0.39%      0.00%      0.00%      0.00%        5.96%

Total            60.17%     23.16%     16.67%      0.00%      0.00%      0.00%      100.00%
                 ======     ======     ======      =====      =====      =====      =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL III MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620     0.79%      0.00%      2.36%      0.00%      0.00%      0.00%        3.15%
620-649           0.00%      0.72%      2.13%      0.00%      0.00%      0.00%        2.85%
650-699           0.96%      0.79%      8.26%      0.00%      0.00%      0.00%       10.00%
700-749           2.67%      3.93%      9.80%      0.00%      0.00%      0.68%       17.08%
750-799          13.88%     11.56%     32.27%      1.77%      0.00%      0.67%       60.16%
800 and above     1.61%      0.72%      4.43%      0.00%      0.00%      0.00%        6.76%

Total            19.91%     17.72%     59.25%      1.77%      0.00%      1.35%      100.00%
                 ======     ======     ======      =====      =====      =====      =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: October 6, 2005